UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 15-d
of the Securities Exchange Act of 1934

For the Period Ended: May 1, 2007

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: February 1, 2007)

Filing Date of this Report: August 16, 2007

Montana Acquisition Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-46174	14-1824753
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in this report are subjective and written in our favor. These types of statements may be considered "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     These forward-looking statements ARE NOT HISTORICAL FACTS; rather, these statements are based upon our senior executive management's OPINIONS AND ESTIMATES as of the date we make these statements. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. We may be overly optimistic in our statements to you about our beliefs and expectations of any plan or event associated with these forward-looking statements. We use words like "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", "contemplate", "prospective", "attempt", "proposed", and similar expressions or terms, which you can interpret to identify these forward-looking statements.

     We advise you NOT to place too much influence or reliance on our forward-looking statements. These statements are only good on the date we made them. We undertake no obligation to update these forward-looking statements, or any information associated with them, in any future filings, schedules, or reports.

SECTION 3 - SECURITIES AND TRADING MARKETS.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

     For the period of this report, no constituent instruments defining the rights of our stockholders were modified, and, no rights evidenced by any class of our common stock were materially limited or qualified by the issuance or modification of any other class of securities.

     We are experiencing severe limitations on our available working capital and we cannot locate a suitable source either to invest in us or to loan us money under commercially reasonable terms. Independent of our capability to obtain certain, limited advances or loans from our principal stockholder, we have been unable to secure independent sources of working capital or financing. We are obligated to notify the SEC, our stockholders, prospective investors, and the public of the limitations or restrictions related to our available or forecast working capital.

     For approximately 21 months prior to the filing date of this report, the limitations on our available working capital were limited due to a combination of the following principal factors: (1) the overall expense we are required to bear to administer our corporate affairs and that of our totally-held subsidiary, Atlantic First Holdings, Inc., a New Jersey corporation, (2) our difficulty to obtain suitable and adequate capital or credit accommodations to conduct our ongoing plan of operations (which are being conducted by us through our subsidiary), (3) our inability to qualify for suitable capital or credit facilities as the result of (a) our delinquency to maintain our periodic and annual reports with the SEC in accordance with our obligations under Section 15(d) of the Securities Exchange Act of 1934 and (b) by our inability to initiate a quotation for our common stock as the result of our reporting obligation delinquency, and, (4) the limitations on our capability to engage the needed number of qualified administrative, accounting, and legal personnel or retainers.

     As the direct result of the absence of any immediate or adequate working capital or satisfactory credit accommodation to resolve our cash-flow difficulties, we must notify our stockholders that our Board of Directors does not intend to declare or pay a cash dividend in the 16-month period following the date of this report.

     In order for us to continue as a going concern, (a) we must be able to engage in one or more transactions that involve the acquisition of operating asset or assets, without first having to pay an initial and/or immediate disbursement of funds to the seller or transferee of any such assets, (b) we must be able to file our delinquent reports with the SEC, or (c) we must be able to enter into a business combination transaction with a company that will accept the responsibility to discharge or otherwise agree to assume our debts and financial obligations and be willing to perform our reporting obligations to the SEC. Lest none of these events occur in a timely fashion, it is unlikely we will be able to continue as a going concern.

     In the interim, our principal stockholder, Randy Hudson, has agreed to extend us a sum sufficient for us to perform our minimum obligations, with the exception of certain accounts that were placed in collection and that our President does not think will involve us in costly litigation. Such advances to us by Mr. Hudson will be non-interest bearing advances to us and will be accounted for as in the past have been reflected on our financial statements and books-of-account.

SECTION 8 - OTHER EVENTS.

ITEM 8.01. OTHER EVENTS.

     On February 5, 2007, we filed a current report on Form 8-K with the SEC for the period ended February 1, 2007. In that report, we disclosed that we moved our principal executive office to 103 Sharon Drive in Melbourne, Florida. We also disclosed that we were renting that space on a month-to-month basis from Michael H. Troso, who is one of our affiliates. The month-to-month arrangement started on February 1, 2007 and continued through April 30, 2007, unless extended by Mr. Troso or us.

     Neither party extended the agreement. As the result of the closure of our Melbourne, Florida office, we do not maintain a physical address for our principal executive office; rather, we are relying on a mailing address to receive our correspondence. For the time being, our books and records will be maintained by our President and located at his private residence. Consequently, our books and records will not available for public inspection without first having to arrange an appointment with our President.

     Our Board of Directors does not foresee the use of any extraordinary accounting standards or principles to account for the expiration of the Troso transaction.

     We anticipate that we will be able to locate suitable office space somewhere in upstate New York under commercially reasonable terms. Pursuant to our principal stockholder's overall development plan, our senior executive management expects to locate and secure a suitable facility within 90 (ninety) days from the date of this report.

     There can be no assurance that we will be able to locate and secure any such office space, and, if we did locate a suitable space, we are incapable of predicting the terms that will be associated with any such prospective rental or conditional use. Furthermore, there can be no assurance the plan developed by our principal stockholder will be effective.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 16, 2007
By Order of the Board of Directors of Montana Acquisition Corporation:

Randolph S. Hudson
Chairman of the Board
President
Chief Executive Officer